EXHIBIT 10.1

AMENDMENT NO. 4
TO
LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 4 to Loan and Security Agreement (this“Amendment”) is entered into this 9th day of February, 2007, by and among Silicon Valley Bank (“Bank”) and 3D Systems Corporation, a Delaware corporation, and 3D Systems, Inc., a California corporation (jointly and severally “Borrower”) whose address is 333 Three D Systems Circle, Rock Hill, SC 29730.

RECITALS

A.            Bank and Borrower have entered into that certain Loan and Security Agreement dated as of June 30, 2004, as amended by that certain Amendment No. 1 to Loan and Security Agreement by and between Bank and Borrower dated as of July 22, 2005, by that certain Amendment No. 2 to Loan and Security Agreement by and between Bank and Borrower dated as of March 30, 2006 and by that certain Amendment No. 3 to Loan and Security Agreement by and between Bank and Borrower dated as of January 19, 2007  (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.            Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.            Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D.            Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.             Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.             Amendment to Loan Agreement.

2.1          Section 6.2 (Financial Statements, Reports, Certificates).  Notwithstanding anything to the contrary contained under Section 6.2, Borrower will deliver to Bank on or before February 8, 2007, the quarterly financial statement for its fiscal quarter ended September 30, 2006 and the Compliance Certificate with respect to the fiscal quarter ended September 30, 2006.  Failure by Borrower to fulfill the foregoing conditions subsequent shall constitute an Event of Default under the Loan Agreement.

3.             Limitation of Amendment.

3.1          The amendment set forth in Section 2, above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2          This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.             Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1          Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2          Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3          The organizational documents of Borrower delivered to Bank on January remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4          The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5          The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6          The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7          This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.             Integration.  This Amendment, the Loan Agreement and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment, the Loan Agreement and the Loan Documents merge into this Amendment and the Loan Documents.

6.             Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.             Effectiveness.  This Amendment shall be deemed effective as of February 1, 2007 upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Bank’s receipt of the Acknowledgment of Amendment and Reaffirmation of Guaranty substantially in the form attached hereto as Schedule 1, duly executed and delivered by each Guarantor.

[Signature page follows.]

IN WITNESS WHEREOF,the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		3D Systems Corporation

By:	/s/ Jack Garza	By:	/s/ Fred R. Jones

Name: Jack Garza		Name: Fred R. Jones

Title: Relationship Manager		Title: Vice President and CFO

3D Systems, Inc

		By:	/s/ Fred R. Jones

Name: Fred R. Jones

Title: Vice President and CFO

Schedule 1

ACKNOWLEDGMENT OF AMENDMENT

AND REAFFIRMATION OF GUARANTY

Section 1.              Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Fourth Amendment to Loan and Security Agreement dated as February 9, 2007 (the “Amendment”).

Section 2.              Guarantor hereby consents to the Amendment and agrees that the Guaranty relating to the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.

Section 3.              Guarantor represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the Guaranty are true, accurate and complete as if made the date hereof.

Dated as of February 9, 2007

GUARANTOR	3D Holdings LLC

	By:	/s/ Fred R. Jones
	Name:	Fred R. Jones
	Title:	Vice President and CFO

Schedule 1

ACKNOWLEDGMENT OF AMENDMENT

AND REAFFIRMATION OF GUARANTY

Section 1.             Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Fourth Amendment to Loan and Security Agreement dated as February 9, 2007 (the “Amendment”).

Section 2.             Guarantor hereby consents to the Amendment and agrees that the Guaranty relating to the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.

Section 3.             Guarantor represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the Guaranty are true, accurate and complete as if made the date hereof.

Dated as of February 9, 2007

GUARANTOR	3D Systems Asia Pacific Limited

	By:	/s/ Fred R. Jones
	Name:	Fred R. Jones
	Title:	Vice President and CFO

Schedule 1

ACKNOWLEDGMENT OF AMENDMENT

AND REAFFIRMATION OF GUARANTY

Section 1.             Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Fourth Amendment to Loan and Security Agreement dated as February 9, 2007 (the “Amendment”).

Section 2.             Guarantor hereby consents to the Amendment and agrees that the Guaranty relating to the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.

Section 3.             Guarantor represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the Guaranty are true, accurate and complete as if made the date hereof.

Dated as of February 9, 2007

GUARANTOR	3D Capital Corporation

	By:	/s/ Fred R. Jones
	Name:	Fred R. Jones
	Title:	Vice President and CFO